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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) FEBRUARY 11, 2000


                         PARAGON CORPORATE HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                   No. 333-51569                34-1845312
---------------------------- ------------------------     ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


            7400 Caldwell Avenue, Niles, Illinois              60714
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           (Address of principal executive offices)         (Zip Code)


                                 (847) 779-2500
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               Registrant's telephone number, including area code



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


The undersigned Registrant, Paragon Corporate Holdings Inc., hereby amends Item 7 of its current report on Form 8-K filed with the Securities and Exchange Commission on February 11, 2000 to add the financial statements and pro forma information required by Parts (a) and (b) on Item 7.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial Statements of Business Acquired:

                  The audited financial statements of Multigraphics, Inc. as of and for the year ended July 31, 1999 and the report of the independent public accountants filed with the Securities and Exchange Commission on October 20, 1999 on Form 10-K and the unaudited financial statements for the quarter ended October 30, 1999 filed with the Securities and Exchange Commission on December 3, 1999 on Form 10-Q are hereby incorporated by reference.

(b)               Pro Forma Financial Information:

                  The following unaudited pro forma combined financial information has been prepared to give effect to the merger of Paragon Corporate Holdings Inc. ("Paragon") and Multigraphics, Inc. ("Multigraphics"). The unaudited pro forma combined statement of operations for the year ended December 31, 1999 gives effect to the merger as if the merger had occurred on January 1, 1999. The unaudited pro forma combined statement of operations for the year ended December 31, 1999 includes the statement of operations of Paragon for the year ended December 31, 1999; the statement of operations of Multigraphics for the fiscal year ended July 31, 1999, adjusted for its quarterly and monthly statements of operations for the quarters ended October 30, 1999 and 1998 and the months of November and December of both 1999 and 1998, to reflect Multigraphics results of operations for the twelve-month period ended December 25, 1999; and the pro forma adjustments to reflect the combination.

                  The unaudited pro forma combined balance sheet as of December 31, 1999 gives effect to the merger as if the merger had occurred on that date. The unaudited pro forma combined balance sheet includes the balance sheet of Paragon as of December 31, 1999 and Multigraphics as of December 25, 1999 and the pro forma adjustments to reflect the combination.

                  The pro forma adjustments are based upon the "purchase method" of accounting, available information, and particular assumptions that Paragon believes to be reasonable. The excess of the purchase price over the fair value of the net assets acquired is being amortized on a straight-line basis over a 30-year period.

                  The purchase price allocation is preliminary, therefore, final amounts could differ from those reflected in the unaudited pro forma combined financial information. Upon final determination, the purchase price will be allocated to the assets and liabilities acquired based on fair value as of the date of the merger.

                  The pro forma combined financial information and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of Paragon included in Paragon's Annual Report on Form 10-K for the year



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                  ended December 31, 1999 and the audited and unaudited
                  financial statements and related notes of Multigraphics for its fiscal year ending July 31, 1999 and for its quarter ending October 30, 1999, that are incorporated by reference.

                  The unaudited pro forma combined financial information is provided for informational purposes only in response to SEC requirements and does not purport to be indicative of and should not be relied upon as indicative of the financial position or operating results that would have actually occurred if the merger had in fact occurred at such dates or is it necessarily indicative of future operating results or financial position.



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                          UNAUDITED PRO FORMA COMBINED
                                  BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

                                                           HISTORICAL
                                               -----------------------------------
                                                  PARAGON          MULTIGRAPHICS
                                                   AS OF               AS OF             PRO FORMA            PRO FORMA
                                               DEC. 31, 1999       DEC. 25, 1999        ADJUSTMENTS           COMBINED
                                               --------------      ---------------      -------------        ------------
ASSETS
Current assets:
   Cash and cash equivalents                 $       15,341      $         1,490      $         298  (a)   $     17,129
   Short-term investments                             3,610                    -                  -               3,610

   Accounts receivable, less allowances              35,943               11,445                (19) (b)         47,369
   Inventories                                       45,924               11,052                  -              56,976
   Other current assets                               1,923                  468                (50) (c)          2,341
                                               --------------      ---------------      -------------        ------------
      Total current assets                          102,741               24,455                229             127,425

Property, plant and equipment, net                   20,363                7,567             (4,931) (d)         22,999

Goodwill, net                                        30,692                4,139             (4,139) (e)         59,235
                                                                                             28,543  (d)
Other assets                                          6,860                  869                (53) (f)          5,676
                                                                                             (2,000) (c)
                                               --------------      ---------------      -------------        ------------

                                             $      160,656      $        37,030      $      17,649        $    215,335
                                               ==============      ===============      =============        ============

LIABILITES AND STOCKHOLDER'S EQUITY
(DEFICIT)
Current liabilities:
   Revolving credit facilities               $       10,219      $         7,085      $      (7,085) (g)   $     21,162
                                                                                             10,943  (a)
   Accounts payable                                  18,813                9,223                (19) (b)         28,017
   Accrued compensation                               6,034                4,595              1,689  (h)         12,318
   Accrued other                                     14,701                2,893              2,033  (h)         19,577
                                                                                                (50) (c)
   Deferred service revenue                           6,037                9,669                   -             15,706
   Due to GEC                                           852                    -                   -                852
   Current portion of long-term debt and
       capital lease obligations                      1,498                1,234                   -              2,732
                                               --------------      ---------------      -------------        ------------
      Total current liabilities                      58,154               34,699              7,511             100,364

Senior Notes                                        115,000                    -                  -             115,000
Other long-term debt and capital lease
    obligations, less current portion                 1,849                2,442             (2,000) (c)          2,291
Retirement obligations                                3,546                7,556                890  (d)         11,992
Other long-term liabilities                           2,296                3,581                  -               5,877
                                               --------------      ---------------      -------------        ------------
                                                    180,845               48,278              6,401             235,524
Stockholder's equity (deficit):
   Common stock                                           1                    -                  -                   1
   Paid-in capital                                       47               22,956            (22,956) (i)             47
   Retained earnings (deficit)                      (19,506)             (34,204)            34,204  (i)        (19,506)

   Accumulated other comprehensive loss                (731)                   -                  -                (731)
                                               --------------      ---------------      -------------        ------------
      Total stockholder's equity                    (20,189)             (11,248)            11,248             (20,189)
           (deficit)
                                               --------------      ---------------      -------------        ------------

                                             $      160,656      $        37,030      $      17,649        $    215,335
                                               ==============      ===============      =============        ============

The accompanying notes are an integral part of these unaudited Pro Forma Combined Financial Statements.




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                          NOTES TO UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET
                             as of December 31, 1999
                             (Dollars in Thousands)


(a) Represents borrowings of $10,943 on Paragon's existing credit facilities used in connection with the financing of the acquisition.

(b) Represents the elimination of receivables/payables between Paragon and Multigraphics.

(c) Represents elimination of $2,000 pre-acquisition working capital loan and accrued interest by Paragon to Multigraphics.

(d) Represents the excess of purchase price over the net assets acquired in the amount of $28,543. The purchase price allocation includes a net write-off of $4,931 of redundant computer equipment and software and leasehold improvements that will no longer be used by the combined Company. In addition, the post retirement benefit liability was increased by $890 to reflect the fair value of the actuarially determined obligation. The preliminary purchase price allocation was based on available information and certain assumptions Paragon considers reasonable. The final purchase price allocation will be based upon a final determination of the fair values of the assets and liabilities acquired.

(e) Represents the write-off of goodwill of $4,139 associated with previous acquisitions of Multigraphics and reflected in the determination of the excess of the purchase price over the net assets acquired.

(f) Represents the write-off of capitalized financing costs of $53 associated with the existing indebtedness of Multigraphics that was repaid at the date of acquisition.

(g) Represents the repayment of Multigraphics revolving credit facilities of $7,085 by Paragon at December 31, 1999.

(h) Represents accruals for costs related to the assumption and cancellation of the Arlington Heights, IL distribution center and the Mount Prospect, IL headquarters facility leases and the related exit costs for the closure of these Multigraphics facilities in the amount of $2,033 and the termination of certain employees in the amount of $1,689 in connection with redundant activities and operations of Multigraphics.

(i) Represents the elimination of the stockholder's equity related to Multigraphics.



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                          UNAUDITED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

                                                            HISTORICAL
                                               -------------------------------------
                                                   PARAGON           MULTIGRAPHICS
                                                FOR THE YEAR         FOR THE YEAR
                                                    ENDED                ENDED             PRO FORMA             PRO FORMA
                                                DEC. 31, 1999        DEC. 25, 1999        ADJUSTMENTS             COMBINED
                                               ----------------     ----------------     --------------         -------------
Net revenue                                  $        248,668     $        105,999     $          (71) (a)    $     354,596
Cost of revenue                                       158,803               79,142             (2,232) (b)          235,698
                                                                                                  (15) (a)
                                               ----------------     ----------------     --------------         -------------
Gross profit                                           89,865               26,857              2,176               118,898

COSTS AND EXPENSES
Sales and marketing expenses                           42,275                8,484               (612) (b)           50,147
General and administrative expenses                    38,785               14,358             (3,193) (b)           49,950
Research and development                                3,631                    -                  -                 3,631
Depreciation and amortization                           7,270                2,072                778  (c)            9,184
                                                                                                 (936) (d)
Management fee                                            233                    -                  -                   233
Acquisition, relocation and severance
costs                                                   1,633                  735                  -                 2,368
                                               ----------------     ----------------     --------------         -------------

                                                       93,827               25,649             (3,963)              115,513
                                               ----------------     ----------------     --------------         -------------

Operating income (loss)                                (3,962)               1,208              6,139                 3,385
Interest income                                         1,044                    -                (50) (e)              994
Interest expense                                      (12,383)              (1,872)              (164) (e)          (14,369)
                                                                                                   50  (e)
Other expense                                             (90)                   -                  -                   (90)
                                               ----------------     ----------------     --------------         -------------

Income (loss) before income taxes                     (15,391)                (664)             5,975               (10,080)
Income tax benefit                                        164                    -                  -                   164
                                               ----------------     ----------------     --------------         -------------

Net income (loss)                            $        (15,227)    $           (664)    $        5,975         $      (9,916)
                                               ================     ================     ==============         =============


The accompanying notes are an integral part of these unaudited Pro Forma Combined Financial Statements.



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                          NOTES TO UNAUDITED PRO FORMA
                        COMBINED STATEMENT of OPERATIONS
                             as of December 31, 1999
                             (Dollars in Thousands)

(a)      Represents the elimination of sales between Paragon and Multigraphics.

(b) Represents the annual net cost savings resulting from Multigraphics workforce reductions and realignments and the closure of the Multigraphics Arlington Heights, IL distribution center and the Mount Prospect, IL headquarters facility. Includes warehousing, personnel, office and service technician travel costs that are redundant and will be provided at other Paragon locations at an incremental cost of $231.

               Workforce reductions and
                    related travel costs                 $       4,828
               Warehouse rental costs                              189
               Office rental and other costs                     1,020
                                                            -----------

               Net cost savings                          $       6,037
                                                            ===========

         The net cost savings included in the pro forma financial data above are the projected annual savings relating to Multigraphics during the year of acquisition only. Upon completion of the workforce reductions and realignments and closure of redundant facilities for both Multigraphics and Paragon, the annual net cost savings are estimated to be in the $10 million to $13 million range. The additional savings above $6 million have not been included in the pro forma financial data.

(c) Represents the incremental amortization expense related to goodwill, amortized over a period of 30 years.

(d) Represents the depreciation expense related to the write-off of redundant computer equipment and software and leasehold improvements that will no longer be used by the combined Company.

(e) Represents increased interest expense related to the additional borrowings under Paragon's revolving credit facility at an interest rate of 9.25% and the elimination of related interest on the $2,000 pre-acquisition working capital loan by Paragon to Multigraphics.



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         (c)      Exhibits:

         23.1     Consent of Independent Auditors.





                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PARAGON CORPORATE HOLDINGS INC.
                                              ----------------------------------
                                                        (Registrant)



         April 11, 2000                          /s/ Gregory T. Knipp
-----------------------------------     ----------------------------------------
                                                 Acting Chief Financial Officer



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